                                                                   Exhibit 10.01

                      ADELPHIA COMMUNICATIONS CORPORATION

                               PURCHASE AGREEMENT

                                  $150,000,000

               9-1/2% Senior Pay-In-Kind Notes Due 2004, Series A



                                                              New York, New York
                                                               February 14, 1994



Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

          Adelphia Communications Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Purchaser") $150,000,000 aggregate principal amount of its 9-1/2% Senior Pay-In-Kind Notes Due 2004, Series A (the "Securities"), to be issued under an indenture (the "Indenture") between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee"). Except to the extent otherwise provided herein or as may be mutually agreed to by the Company and the Purchaser, the terms of the Indenture will be substantially similar to the terms of the indenture governing the Company's 10-1/4% Senior Notes Due 2000.

          The sale of the Securities to you will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof. You have advised the Company that you will make an offering of the Securities purchased by you hereunder in accordance with Section 4 hereof on the terms to be set forth in the Offering Memorandum (as defined herein), as soon as you deem advisable after this Purchase Agreement (this "Agreement") has been executed and delivered.

          In connection with the sale of the Securities, the Company will prepare an offering memorandum (the "Offering Memorandum") which will set forth or will include certain information concerning the Company and the Securities, including a description of the terms of the Securities, the terms of the offering, a description of the Company and any material developments relating to the Company occurring after the date of

Salomon Brothers Inc
Page 2

the most recent financial statements included therein. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and resale by the Purchaser of the Securities. Any references herein to the Offering Memorandum shall be deemed to include all exhibits thereto and all documents included therein which were filed, or will be filed, under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Closing Date (as defined herein).

          The Offering Memorandum and the Registration Rights Agreement to be entered into between the Company and the Purchaser with respect to the Securities (the "Registration Rights Agreement") shall provide that the Company shall use its best efforts to cause (i) a registration statement with respect to an offer to exchange the Securities for an issue of notes of the Company having terms substantially identical to the Securities (the "Exchange Securities") to be declared effective by the Commission or (ii) a shelf registration statement with respect to the resale of the Securities by the holders thereof to be declared effective by the Commission. The Offering Memorandum and the Registration Rights Agreement shall further provide that in the event a registration statement with respect to an offer to exchange the Securities for Exchange Securities is declared effective by the Commission, the Company shall be required to (a) keep such offer in effect for a minimum of 30 days and (b) consummate such offer within a period of 120 days after such registration statement has been declared effective by the Commission (unless Purchaser agrees to, or requests, an extension of such period). The Indenture shall provide that the interest rate with respect to the Securities shall be 10%; provided,
                                                               --------
however, that upon the effectiveness of (i) a registration statement with
- -------
respect to an offer to exchange the Securities for Exchange Securities or (ii) a shelf registration statement with respect to the resale of the Securities by the holders thereof, the interest rate with respect to the Securities shall decline to 9-1/2%.

          1.      Representations and Warranties.  The Company represents and
                  ------------------------------
warrants to, and agrees with, the Purchaser as follows:

          (a) The Offering Memorandum, as of its date and in the form used by the Purchaser to confirm sales and (as the same may have been amended or supplemented) as of the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties
                      --------  -------
set forth in this Section 1(a) do not apply to statements or omissions in the

Salomon Brothers Inc
Page 3

Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by the Purchaser expressly for inclusion in the Offering Memorandum (and any amendment or supplement thereto). All documents to be included in the Offering Memorandum which were filed under the Exchange Act on or before the Closing Date complied or will comply in all material respects with the applicable requirements of the Exchange Act and the rules thereunder.

          (b) Each of the Company and its Subsidiaries (as defined herein) has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to own, lease and operate the properties material to the business of the Company, its Subsidiaries and the Partnerships (as defined herein) taken as a whole and to conduct its business (which business will be completely and accurately described in all respects material to the Company, its Subsidiaries and the Partnerships taken as a whole in the Offering Memorandum) and is duly qualified and authorized to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or authorization and where the failure to be so qualified would have a materially adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole.

          (c) Each of the Partnerships has been duly formed and is validly existing as a partnership under the laws of its jurisdiction of organization, with full power and authority to own, lease and operate the properties material to the business of the Company, its Subsidiaries and the Partnerships taken as a whole and to conduct its business (which business will be completely and accurately described in all respects material to the Company, its Subsidiaries and the Partnerships taken as a whole in the Offering Memorandum); all necessary filing with respect to the formation of the Partnerships as partnerships under such laws have been made and all of the statements in the certificates of partnership of the Partnerships are true and correct in all material respects; each of the Partnerships is duly qualified or registered to do business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or registration and where the failure to be so qualified would have a materially adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole.

          (d) The Company has full corporate power and authority and has taken all corporate actions necessary to authorize it to enter into, and to perform

Salomon Brothers Inc
Page 4

its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities and to consummate the transactions to be described in the Offering Memorandum under "Summary: The Offering -- Use of Proceeds"; the execution, delivery and performance by the Company of this Agreement, the Indenture, the Registration Rights Agreement and the Securities have been duly authorized by all requisite corporate action; this Agreement constitutes, and the Indenture and the Registration Rights Agreement, when executed and delivered, and the Securities when executed and delivered by the Company and paid for by you, will constitute, the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as
(A) the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium (whether general or specific), or similar laws affecting the enforcement of creditors' rights and remedies generally, (B) the remedy of specific performance and other remedies or forms of relief may be limited by equitable defenses and the discretion of the court before which a proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding), (C) rights to indemnification may be limited by the laws of any governmental authority or agency thereof, or by public policy and (D) the waiver as to usury and stay or extension laws contained in the Indenture and the Securities may be unenforceable.

          (e) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the Securities and the consummation of the transactions to be described in the Offering Memorandum under "Summary: The Offering -- Use of Proceeds" will not (A) contravene the certificate or articles of incorporation or bylaws of the Company or any Subsidiary or the certificates or agreements of partnership of the Partnerships or, except as to the following clauses (B), (C) or (D) in cases in which such contravention would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, (B) contravene any provision of law applicable to the Company or any of its Subsidiaries or any of the Partnerships or (C) contravene any agreement or other instrument (including any franchise agreement, license, permit or other governmental authorization granted by the Federal Communications Commission (the "FCC"), the State of New York Commission on Cable Television, the Massachusetts Community Cablevision Commission, the New Jersey Office of Cable Television and Board of Public Utilities, the Vermont Public Service Board or any other governing body having jurisdiction over cable television operations) binding upon the Company or any of its Subsidiaries or any of the Partnerships or (D) contravene any order, judgment or decree of any court or governmental agency or authority; and will

Salomon Brothers Inc
Page 5

not conflict with or result in the creation of imposition of any lien, charge or other encumbrance upon any of the assets of the Company or any of its Subsidiaries or any of the Partnerships pursuant to the terms of, or constitute a default under, any franchise agreement, contract, ordinance, easement, license, permit, right of way, resolution or other form of operating authorization granted by governmental authorities, except in cases in which such conflict, creation, imposition or default would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole.

          (f) Prior to the Closing Date, the Company, the Subsidiaries and the Partnerships will (A) have obtained, except in cases in which the failure to do so would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, all licenses, consents, approvals, authorizations, permits, franchises and other agreements (including, without limitation, all governmental authorizations) as are necessary to be obtained by the Company in connection with (1) the execution and delivery of this Agreement and the Registration Rights Agreement, (2) the consummation of any of the transactions contemplated hereby and under the Registration Rights Agreement,
(3) the consummation of the transactions to be described in the Offering

Salomon Brothers Inc
Page 6

Memorandum under "Summary: The Offering -- Use of Proceeds" and (4) the conduct of their respective businesses, each of which will, on the closing Date, be in full force and effect, except (i) such licenses, consents, approvals, authorizations, permits, franchises or other agreements as may be required by the securities or Blue sky laws of the various states in connection with the offer and sale of the Securities and (ii) such licenses, consents, approvals, authorizations, permits, franchises or other agreements as may be required by the Securities Act and the securities or Blue Sky laws of the various states in connection with an exchange offer for, or registration of, the Securities pursuant to the Registration Rights Agreement, and (B) have filed, except in cases in which the failure to do so would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, all notices, registrations, declarations and other filings with, any lender, regulatory body, administrative agency, governmental body or other pubic authority required on or prior to the closing Date to be filed by the Company, any Subsidiary or any Partnership in connection with (1) the execution and delivery of this Agreement and the Registration Rights Agreement, (2) the consummation of any of the transactions contemplated hereby and under the Registration Rights Agreement,
(3) the consummation of the transactions to be described in the Offering Memorandum under "Summary: The Offering -- Use of Proceeds" and (4) the conduct of their respective businesses (including, without limitation, all governmental authorizations and agreements with public utilities or microwave transmission companies, and pole access and rental agreement), except (i) such notices, registrations, declarations and other filings as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and (ii) such notices, registrations, declarations and other filings as may be required by the Securities Act and the securities or Blue Sky laws of the various states in connection with an exchange offer for, or registration of, the Securities pursuant to the Registration Rights Agreement; the Company, its Subsidiaries and the Partnerships are on the date hereof, and will be on the Closing Date, in full compliance, except in cases in which the failure to be in compliance would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, with the foregoing licenses, consents, approvals, authorizations, permits, franchises and other agreements, none of which contain any restrictions materially burdensome to the Company, its Subsidiaries and Partnerships taken as a whole.

          (g) Except as will be disclosed in the Offering Memorandum, as of the Closing Date there will be no action, claim, suit, proceeding, order or investigation pending, nor, to the best of the Company's knowledge after due inquiry, threatened, against the Company, any Subsidiary or any Partnership, or to which the business or any of the properties of the Company, any Subsidiary or any Partnership is subject, before any court or before or by any governmental department, commission, board, bureau, agency or instrumentality, which seeks to restrain, enjoin, prevent consummation of or otherwise challenge this Agreement, the Indenture, the Registration Rights Agreement or any of the transactions contemplated hereby or thereby (including, without limitation, the authorization, issuance, sale and delivery of the Securities) or transactions to be described in the Offering Memorandum under "Summary: The Offering -- Use of Proceeds", or which if finally determined adversely to the Company, any Subsidiary or any Partnership would, individually or in the aggregate, have a material adverse effect on their businesses, assets, properties, operations, prospects or conditions (financial or otherwise) taken as a whole.

          (h) Except as will be disclosed in the Offering Memorandum, as of the Closing Date there will have been no material adverse change in the business, operations, assets, properties or prospects, or in the condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole;

Salomon Brothers Inc
Page 7

except as will be disclosed in the Offering Memorandum, the Company has not entered into or performed in whole or in part any material transaction or taken any other material action or there is no fact known to the Company which materially and adversely affects, or in the future would materially and adversely affect, the business, prospects, condition, affairs, operations, properties or assets of the Company, its Subsidiaries and Partnerships taken as a whole, or the ability of the Company to perform fully its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities.

          (i) As of the Closing Date, the Company, its Subsidiaries and Partnerships taken as a whole will not have any material liabilities, contingent or otherwise, (whether or not such liabilities must be disclosed on a balance sheet), except as will be disclosed in the Offering Memorandum.

          (j) Neither the Company nor any Subsidiary nor any Partnership is (1) in the case of the Company or any Subsidiary, in violation of their respective articles or certificates of incorporation or, in the case of a Partnership, in violation of its certificate or agreement of partnership or, except as to the following clauses (2) or (3) in cases in which such violation would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, (2) in violation of any law, administrative regulation, ordinance, order, judgment or decree of any court or governmental agency, arbitration panel or authority applicable to the Company, any Subsidiary or any Partnership, or to any of their respective properties or assets, or (3) in violation of or default under any obligation, agreement, covenant or condition contained in any loan agreement, bond, debenture, mortgage, deed of trust, note or any other evidence of indebtedness or in any indenture or any other agreement, contract or instrument to which the Company, any Subsidiary or any Partnership is a party or by which the Company or any Subsidiary or any Partnership is bound or to which any of their respective properties or assets are bound or subject; no condition or event has, and as of the Closing Date, none will have occurred which, with notice or lapse of time or both, would constitute a default under any such document or instrument or result in the imposition of any penalty or acceleration of any indebtedness, except in cases in which such default, imposition or acceleration would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole and in cases where waivers have been previously obtained.

Salomon Brothers Inc
Page 8

          (k)  Except as will be set forth in the Offering Memorandum or in
Schedule I attached hereto, (i) the Company owns, directly or through a Subsidiary or Partnership, all of the outstanding shares of capital stock of each of its Subsidiaries; all of such shares have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company or one of its Subsidiaries or Partnerships free and clear of any security interest, claim, lien or other encumbrance; (ii) the general partnership interests in the Partnerships are validly issued and fully paid, are owned by the Company, or a Subsidiary or Partnership free and clear of any security interest, claim, lien or other encumbrance, and constitute the sole general partnership interest in each Partnership; and (iii) there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock of the Company or any Subsidiary or any partnership interest in any Partnership.

          (l) Except as will be disclosed in the Offering Memorandum, the Company, its Subsidiaries or the Partnerships, as the case may be, have good and marketable title in fee simple to all real property owned thereby which is material to the business of the Company, its Subsidiaries and Partnerships taken as a whole, subject to no liens, restrictions or encumbrances, or title retention or other similar agreements, devices or arrangements, except such as are not material in the aggregate and will not materially interfere with the business, operations or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole; except as will be disclosed in the Offering Memorandum, the Company, its Subsidiaries and the Partnerships enjoy peaceful and undisturbed possession and use under all leases pursuant to which the Company, its Subsidiaries or the Partnerships hold any such real property or tangible personal property which is material to the business of the Company, its Subsidiaries and Partnerships taken as a whole as will be described in the Offering Memorandum, none of which leases contain any provision which materially and adversely affects the business, operations or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole, and all of such leases are valid and subsisting and in full force and effect, except as would not have a material adverse effect on the operations of the Company, its Subsidiaries and Partnerships taken as a whole.

          (m) The Company has not taken and will not take, directly or indirectly, any action prohibited by Rule 10b-6 under the Exchange Act in connection with the offering of Securities.

          (n) Neither the Company nor any affiliate, as defined in Rule 501(b) of Regulation D under the Securities Act (an "Affiliate"), of the Company has directly, or through any agent (i) sold, offered for sale, solicited offers to

Salomon Brothers Inc
Page 9

buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or should be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (o) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (p) It is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

          (q) None of the Company, its affiliates or any person acting on behalf of the Company or its affiliates has engaged in any directed selling efforts (as that terms is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Securities, and the Company and its affiliates and any person acting on its or their behalf have complied with the offering restrictions of Regulation S with respect to the Securities.

          (r)  The Company is subject to the reporting requirements of
Section 13 or Section 15(d) of the Exchange Act.

          (s) The Securities satisfy the requirements set forth in Rule 144A(d)(3) of the Securities Act.

          (t) The terms which follow, when used in this Agreement, shall have the meanings indicated. "Commission" shall mean the Securities and Exchange Commission of the United States. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Partnership" shall mean any general or limited partnership in which the Company or any subsidiary thereof, or any Partnership, holds a general partnership interest. "Subsidiary" means any corporation of which the Company, or any Subsidiary or Partnership, owns, directly or indirectly, more than 50% of the outstanding shares of stock of such corporation entitled to one or more votes to elect the directors, officers or trustees thereof.

Salomon Brothers Inc
Page 10

          2.      Purchase and Sale.  Subject to the terms and conditions and in
                  -----------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, $150,000,000 aggregate principal amount of Securities at a purchase price of 98.25% of the principal amount thereof. You have advised the Company that you intend to offer the Securities for resale on the terms to be set forth in the Offering Memorandum.

          3.      Delivery and Payment.  Payment for the Securities shall be
                  --------------------
made against delivery of the Securities at a closing to be held at the offices of Cleary, Gottlieb, Steen & Hamilton, at 10:00 A.M., New York City time, on February 22, 1994, or at such other place and such other time, on the same or such other date, as shall be designated in writing by the Purchaser. The time and date of such payment are herein referred to as the "Closing Date." Payment for the Securities shall be made to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Certificates for the Securities shall be in definitive form and registered in such names and in such denominations as the Purchaser shall request in writing not less than two full business days prior to the Closing Date. The certificates evidencing the Securities shall be delivered to the Purchaser on the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Purchaser duly paid, against payment of the purchase price therefor. The Company agrees to have the Securities available for inspection, checking and packaging by the Purchaser in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

             4.   Offering of Securities; Restrictions on Transfer.
                  ------------------------------------------------

          (a) The Purchaser represents and warrants to and agrees with the Company that (i) it has not solicited any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or, with respect to Securities sold in reliance on Regulation S, by means of any directed selling efforts and (ii) it has solicited and will solicit offers to buy the Securities only from, and has offered and will offer, to sell or deliver the Securities only to, (A) persons who it reasonably believes to be Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act ("QIBs")) or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a QIB, to whom notice has

Salomon Brothers Inc
Page 11

been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (B) persons to whom, and under circumstances which, it reasonably believes offers and sales of Securities may be made without registration of the Securities under the Securities Act in reliance upon Regulation S thereunder. In connection with sales in reliance upon Regulation S, the Purchaser agrees that it will send to any dealer to whom it sells Securities during the period prior to 40 days after the closing of the offering hereunder a confirmation or other notice setting forth the restrictions on offers and sales of the Securities within the United States or to, or for the account or benefit of, U.S. persons. The Purchaser also represents and warrants and agrees that it has offered and will offer to sell the Securities only to, and has solicited and will solicit offers to buy the Securities only from, persons that in purchasing such Securities will be deemed to have represented and agreed as provided under "Investor Representations and Restrictions on Resale" in Exhibit A hereto. The Purchaser shall acknowledge as of the Closing Date that it has received a copy of the Offering Memorandum and such other information as it deems necessary in order to make its investment decision, and that it has been afforded an opportunity to request from the Company and to review, and has received, all additional information considered by it to be necessary to verify the accuracy of, or to supplement, the information contained in the Offering Memorandum. The Company shall cooperate with the Purchaser in all respects to enable it to make the acknowledgements contemplated in the preceding sentence. In addition, the Purchaser acknowledges that it is not purchasing the Securities as the result of any general solicitation or general advertising.

          (b) The Purchaser represents and warrants that (i) it has not offered or sold, and will not offer or sell, in the United Kingdom, by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the United Kingdom Companies Act 1985, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom, any document received by it in connection with the issue of the Securities to a person who is of the kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 or is a person to whom the document may otherwise lawfully be issued or passed on.

Salomon Brothers Inc
Page 12

          5.      Covenants of the Company.  In further consideration of the
                  ------------------------
agreements of the Purchaser contained in this Agreement, the Company covenants as follows:

          (a) The Company will prepare the Offering Memorandum which, as described above, will set forth or will include a description of the terms of the Securities, the terms of the Offering, a description of the Company and any material developments relating to the Company occurring after the date of the most recent financial statements included herein.

          (b) The Company will furnish to you, without charge, during the period mentioned in paragraph (d) below, as many copies of the Offering Memorandum, and any supplements and amendments thereto, as you may reasonably request.

          (c) Before amending or supplementing the Offering Memorandum, the Company will furnish to you a copy of each such proposed amendment or supplement at least two business days prior to use of any such proposed amendment or supplement and the Company will not use any such proposed amendment or supplement to which you reasonably object unless the Company is advised by counsel that such proposed amendment or supplement is required by applicable law.

          (d) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Purchaser, any event shall occur or condition exist as a result of which it is necessary in your reasonable judgment to amend or supplement the Offering Memorandum (including any document included therein which was filed under the Exchange Act or Securities Act) in order to make the statements therein, in the light of circumstances when such Offering Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel to the Purchaser it is necessary to amend or supplement such Offering Memorandum to comply with applicable law, the Company will forthwith prepare and furnish, at its own expense, to the Purchaser, either amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when such Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law, and, in the case of such an amendment or supplement which is to be filed under the Exchange Act, the Company will file such amendment or supplement with the Commission.

          (e) The Company will endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as you shall reasonably request and will maintain such qualifications in

Salomon Brothers Inc
Page 13

effect so long as required for the sale of the Securities. The Company will promptly advise the Purchaser of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (f) Whether or not any sale of such Securities is consummated, the Company will pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation of the Offering Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Securities to initial purchasers thereof, (iii) the fees and disbursements of the Company's counsel and accountants and the Trustee, (iv) the qualification of such Securities under securities or Blue Sky laws in accordance with the provisions of Section 5(e), including filing fees and the reasonable fees and disbursements of counsel for the Purchaser in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Purchaser in quantities as hereinabove stated of copies of the Offering Memorandum and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of such Securities, and (vii) the fees and expenses, if any, incurred in connection with the admission of such Securities for trading in the PORTAL system.

          (g) Neither the Company nor any Affiliate of the Company will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which should be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

          (h) Neither the Company nor any Affiliate of the Company will solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (i) While any of the Securities remain outstanding, the Company will make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information"), unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

          (j) Neither the Company, its affiliates nor any person acting on behalf of the Company or its affiliates will engage in any directed selling

Salomon Brothers Inc
Page 14

efforts with respect to the Securities within the meaning of Regulation S, and the Company, its affiliates and each such person acting on its or their behalf will comply with the offering restrictions requirement of Regulation S.

          (k) The Company will include information substantially in the form set forth in Exhibit A in the Offering Memorandum.

          (l) If requested by you, the Company will use its best efforts to cooperate with the Purchaser in order to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

          (m) The Company will use the proceeds from the sale of the Securities in the manner set forth in the Offering Memorandum under "Summary: The Offering
- -- Use of Proceeds," and in a manner that will not result in the Company becoming an investment company within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

          (n) The Company will use its best efforts in cooperation with the Purchaser to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

          (o) The Company will not, until the forty-fifth (45th) day following the Closing Date, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities) without the prior written consent of the Purchaser.

          6.  Conditions to Closing.  The obligations of the Purchaser to
              ---------------------
purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificate pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) Subsequent to the date of this Agreement and prior to the Closing Date,

             (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any

Salomon Brothers Inc
Page 15

     review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

            (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company, its Subsidiaries or the Partnerships, taken as a whole, from that which will be set forth in the Offering Memorandum (exclusive of any amendment or supplement thereof or thereto) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner as will be contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereof or thereto).

          (b) The Company and the Purchaser shall have entered into the Registration Rights Agreement substantially in the form attached hereto as Exhibit B, with such modifications as may be mutually agreed to by the Company and the Purchaser.

          (c) The Company shall have furnished to the Purchaser the opinion of Buchanan Ingersoll Professional Corporation ("Buchanan Ingersoll"), counsel for the Company, or Colin H. Higgin, Deputy General Counsel to the Company, dated the Closing Date, to the effect that:

                    (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease or operate its properties and to conduct its business (in all respects material to the Company, its Subsidiaries and Partnerships, taken as a whole) as will be described in the Offering Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification and where the failure to be so qualified would have a materially adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships, taken as a whole;

                    (ii) each of this Agreement, the Indenture, the Registration Rights Agreement and the Securities (at such time as they have been

Salomon Brothers Inc
Page 16

          duly executed and authenticated in accordance with the Indenture and delivered to and paid for by the Purchaser pursuant to this Agreement) constitute the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as (a) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or similar laws affecting the enforcement of creditors' rights and remedies generally, (b) the remedy of specific performance and other remedies or forms of relief may be limited by equitable defenses and the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding), (c) rights to indemnification may be limited by the laws of any governmental authority or agency thereof or by public policy, and (d) waivers as to usury and stay or extension laws may be unenforceable;

                    (iii) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the consummation of the transactions to be described in the Offering Memorandum under "Summary: The Offering -- Use of Proceeds" will not
          (A) contravene the Certificate or articles of incorporation or by-laws of the Company or any of its Subsidiaries or the certificates or agreements of partnership of the Partnerships or, except as to the following clauses (B), (C) or (D) in cases in which such contravention would not have a material averse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, (B) contravene any provision of law applicable to the Company or any of its Subsidiaries or any of the Partnerships or (C) contravene to the best knowledge of such counsel after due inquiry any agreement or other instrument (including any franchise agreement, license, permit or other governmental authorization granted by the State of New York Commission on Cable Television, the Massachusetts Community Cablevision Commission, the New Jersey Office of Cable Television and Board of Public Utilities, the Vermont Public Service Board, or any other governing body having jurisdiction over cable television operations) binding upon the Company, any Subsidiary or any Partnership or (D) contravene any order, judgment or decree of any court or governmental agency or authority; and will not conflict with or result in the creation or imposition of any lien, charge or other encumbrance upon

Salomon Brothers Inc
Page 17

          any of the assets of the Company, any Subsidiaries or any Partnership pursuant to the terms of, or constitute a default under, any franchise agreement, contract, ordinance, easement, license, permit, right of way, resolution or other form of operating authorization granted by governmental authorities, except in cases in which such conflict, creation, imposition or default would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole; no license, permit, consent, approval, authorization or declaration of any governmental body or agency is required, except in cases in which the failure to have obtained such license, permit, consent, approval, authorization or declaration would not have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Company, its Subsidiaries and Partnerships taken as a whole, for the performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and the consummation of the transactions to be described in the Offering Memorandum under "Summary: The Offering -- Use of Proceeds" except such as will be described in the Offering Memorandum or have been obtained and except such as may be required under state securities and Blue Sky laws:

                    (iv) to the best knowledge of such counsel after due inquiry, there is no action, claim, suit, proceeding, order or investigation pending or threatened against the Company, any of its Subsidiaries or any Partnership, or to which the business or any of the properties of the Company, any of its Subsidiaries or any Partnership is subject, before any court or before or by any governmental department, commission, board, bureau, agency or instrumentality, which seeks to restrain, enjoin, prevent consummation of or otherwise challenge this Agreement, the Indenture or any of the transactions contemplated hereby or thereby (including, without limitation, the authorization, issuance, sale and delivery of the Securities), or which if finally determined adversely to the Company or any Subsidiary or Partnership would, individually or in the aggregate, have a material adverse effect on the business, assets, operations, prospects or condition (financial or otherwise) of the Company, its Subsidiaries and the Partnerships taken as a whole, or which are otherwise required to be described in the Offering Memorandum and will not have been so described;

Salomon Brothers Inc
Page 18


                    (v) assuming (i) the accuracy of the representations of each of the Company and the Purchaser contained in this Agreement or in instruments to be delivered at the closing hereof and (ii) that neither the Company nor any person acting on its behalf has offered the Securities by any form of general solicitation or general advertisement, and except as contemplated by the Registration Rights Agreement, the offering, issue and sale of the Securities by the Company to the Purchaser as contemplated by this Agreement do not require the registration of the Securities under the Securities Act;

                    (vi) such counsel shall state that during the course of preparation of the Offering Memorandum, such counsel participated in conferences with officers and other representatives of the Company, its Subsidiaries and Partnerships and the representatives and counsel of the Purchaser, at which conferences the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and has not made an independent investigation of facts for the purpose of rendering this opinion, such counsel advises the Purchaser that, on the basis of the foregoing (relying as to certain factual matters on the information provided to such counsel by the Company) no facts have come to the attention of such counsel which lead such counsel to believe that the Offering Memorandum as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                    (vii) such counsel may state that it expresses no opinion as to financial statements (including the notes and schedules thereto) or any other financial or statistical data or calculations directly or indirectly contained or referred to in or related to the Offering Memorandum.

          In rendering the foregoing opinions, Buchanan Ingersoll or Colin H. Higgin may rely (a) as to matters involving the laws of any jurisdiction other than Pennsylvania, the United States, and Delaware general corporate law, upon the opinion of local counsel satisfactory to the Purchaser, and (b) as to all matters of fact, on certificates and written statements of officers and

Salomon Brothers Inc
Page 19

employees of, and accountants for, the Company; provided, however, that all such
                                                --------  -------
opinions, certificates and statements shall be satisfactory to the Purchaser in all material respects, with originally executed copies attached to such counsel's opinion, said satisfaction being within the sole discretion of the Purchaser. Notwithstanding the foregoing, the Company and the Purchaser agree that such opinions required to be delivered hereunder by Buchanan Ingersoll and Colin H. Higgin may be in substantially the same form with respect to the matters specified above as the corresponding opinions relating to such matters that were delivered by Buchanan Ingersoll and Colin H. Higgin to Purchaser in connection with the issuance and sale of the Company's 10-1/4% Senior Notes Due 2000, Series A.

          (d) The Purchaser shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Purchaser, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Offering Memorandum (together with any amendments or supplements thereto) and other related matters as the Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Purchaser a certificate of the Company, signed by the Senior Vice President who is the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Offering Memorandum, any supplement to the Offering Memorandum and this Agreement and that:

                    (i) the representations and warranties of the Company in this Agreement are complete, true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date;

                    (ii) since the date of the most recent financial statements included in the Offering Memorandum (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company, its Subsidiaries and Partnerships taken as a whole, whether or not arising from transactions in the ordinary course of business, except as will be set forth in or contemplated in the Offering Memorandum (exclusive of any supplement thereto).

Salomon Brothers Inc
Page 20


          (f) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, letters or certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, this Agreement and all obligations of the Purchaser hereunder may be cancelled on, or at any time prior to, the Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephonic facsimile, or by telephone or telegraph confirmed in writing.

          7.  Reimbursement of Expenses.  If the sale of the Securities provided
              -------------------------
for herein is not consummated because any condition to the obligations of the Purchaser set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Purchaser, the Company will reimburse the Purchaser upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

          8.  Indemnification and Contribution.
              --------------------------------

          (a) The Company agrees to indemnify and hold harmless the Purchaser, the directors, officers, employees and agents of the Purchaser and each person who controls the Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or any Rule 144A Information provided by the Company to any holder or prospective purchaser of the Securities, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other

Salomon Brothers Inc
Page 21

expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) The Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Purchaser, but only with reference to written information relating to the Purchaser furnished to the Company by or on behalf of the Purchaser specifically for inclusion in the Offering Memorandum, or in any amendment thereof or supplement thereto. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have. The Company acknowledges that the statements to be set forth under the headings "Plan of Distribution" and "The Purchase Agreement" and Blue Sky legends, if any, in the Offering Memorandum will constitute the only information furnished in writing by or on behalf of the Purchaser for inclusion in the Offering Memorandum.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be
                            --------  -------

Salomon Brothers Inc
Page 22

satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Purchaser agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Purchaser from the offering of the Securities; provided, however, that in no case shall the Purchaser be
            --------  -------
responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by the Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Purchaser shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Purchaser in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to

Salomon Brothers Inc
Page 23

the total net proceeds from the offering (before deducting expenses), and benefits received by the Purchaser shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to whether any alleged untrue statement or omission related to information provided by the Company or the Purchaser. The Company and the Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Purchase within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of a Purchaser shall have the same rights to contribution as such Purchaser, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          9.  Termination.  This Agreement shall be subject to termination, in
              -----------
the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") or trading in securities generally on NASDAQ/NMS shall have been suspended or limited or minimum process shall have been established on such market system, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereof or thereto).

          10.  Representations and Indemnities to Survive.  The respective
               ------------------------------------------
agreement, representations, warranties, indemnities and other statements of the Company or its officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and

Salomon Brothers Inc
Page 24

will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          11.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Purchaser, will be mailed, delivered or telecopied and confirmed to it, at Seven World trade Center, New York, New York, 10048, attention of David Kirshenbaum; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at 5 West Third Street, Coudersport, Pennsylvania, 16915, attention of Timothy J. Rigas.

          12.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          13.  APPLICABLE LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED
               --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW RULES THEREOF.

          14.  Section Headings.  The headings of the sections of this Agreement
               ----------------
have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          15.  Counterparts.  This Agreement maybe signed in any number of
               ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Salomon Brothers Inc
Page 25

          Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between the Company and the Purchaser.

                                    Very truly yours,

                                    ADELPHIA COMMUNICATIONS
                                      CORPORATION


                                    By:_______________________________
                                       Name:
                                       Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON BROTHERS INC

    /s/ Nancy Peretsman
By:_______________________
   Name:  Nancy Peretsman
   Title: Managing Director

Salomon Brothers Inc
Page 25

          Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between the Company and the Purchaser.

                                     Very truly yours,

                                     ADELPHIA COMMUNICATIONS
                                       CORPORATION


                                     By: /s/ Michael J. Rigas
                                         --------------------------
                                         Name:  Michael J. Rigas
                                         Title: Vice President


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON BROTHERS INC

    /s/ Nancy Peretsman
By: _______________________
    Name:  Nancy Peretsman
    Title: Managing Director

                                Schedule I
                                ----------

Except as will be set forth in the Offering Memorandum (including the Prospectus, the Form 10-K for the fiscal year ended March 31, 1993, and the other documents which are incorporated by reference therein), Subsidiaries or Partnerships whose stock or general partnership interests are not wholly-owned by the Company and its Subsidiaries and Partnerships, or the stock or general partnership interests in Subsidiaries or Partnerships which are held by the Company any its Subsidiaries and Partnerships and which are pledged or encumbered, are as follows:

        (a) Greater Louisa County Cable - 55.66% general partner interest owned and pledged or encumbered.

        (b) Media Partners of Massachusetts - 60% general partner interest owned.

        (c)  Hyperion Telecommunications, Inc. - 89% common stock owned.

        (d)  Hyperion Telecommunications of New York, Inc.*

        (e)  Hyperion Telecommunications of Florida, Inc.*

        (f)  Hyperion Telecommunications of Kansas, Inc.*

        (g)  Hyperion Telecommunications of Massachusetts, Inc.*

        (h)  Hyperion Telecommunications of Michigan, Inc.*

        (i)  Hyperion Telecommunications of New Jersey, Inc.*

        (j)  Hyperion Telecommunications of North Carolina, Inc.*

        (k)  Hyperion Telecommunications of Ohio, Inc.*

        (l)  Hyperion Telecommunications of Pennsylvania, Inc.*

        (m)  Hyperion Telecommunications of South Carolina, Inc.*

        (n)  Hyperion Telecommunications of Tennessee, Inc.*

        (o)  Hyperion Telecommunications of Vermont, Inc.*

        (p)  Hyperion Telecommunications of Virginia, Inc.*

        (q)  Hyperion Enhanced Networks of Virginia, Inc.*

        (r)  NHT - 50% general partner interest owned.

        (s) Palm Beach Group Cable Joint Venture - 50% general partner interest owned by Palm Beach Group Cable, Inc., an indirect subsidiary of Olympus Communications, L.P.

        (t) Stock or partnership interests in all Subsidiaries and Partnerships are pledged or encumbered, except for ACP Holdings, Inc., Olympus Communications, L.P., Plato Communications, Inc., Kalinaki, Inc., Brazas Communications, Inc., Programming Services, Inc., Mihalis Communications, L.P., Timotheos Communications, L.P., and Hyperion Telecommunications Inc. and its Subsidiaries and Partnerships.


____________________

*100% common stock by Hyperion Telecommunications, Inc. Subsidiaries of Hyperion Telecommunications, Inc. hold general partnership interests, ranging from approximately 15% to 50% of the respective general partnership interests, in six joint venture partnerships.

                                                                    EXHIBIT A

                                   EXHIBIT A


Offers and Sales by the Initial Purchaser.
- -----------------------------------------

          The Securities have not been registered under the Securities Act and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons except in accordance with an applicable exemption from the registration requirements thereof. Accordingly, the Securities are being offered and sold only (1) in the United States to qualified institutional buyers ("Qualified Institutional Buyers") under Rule 144A under the Securities Act in a private sale exempt from the registration requirements of the Securities Act and
(2) outside the United States to non-U.S. persons ("foreign purchasers") in reliance upon Regulation S under the Securities Act.

Investor Representations and Restrictions on Resale.
- ---------------------------------------------------

             Each purchaser of the Securities will be deemed to have represented and agreed as follows:

        (1) it is acquiring the Securities for its own account or for an account with respect to which it exercises sole investment discretion, and that it or such account (x) is a Qualified Institutional Buyer acquiring the Securities for investment purposes and not for distribution or (y) a foreign purchaser outside the United States.

        (2) it understands and agrees (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and (y) that (A) if within three years after the later of the date of original issuance of the Securities or the sale thereof by the Company or an affiliate (within the meaning of Rule 144 under the Securities Act) of the Company (computed in accordance with paragraph (d) of Rule 144 under the Securities Act) or, if it was at the date of such transfer or during the three months preceding such date of transfer an Affiliate of the Company, it decides to resell, pledge or otherwise transfer such Securities on which the legend set forth below appears, such Securities may be resold, pledged or transferred only (i) to the Company, (ii) so long as such Security is eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the Security) or (iii) in an offshore transaction in accordance with Regulation S under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the Security), in each case in accordance with any applicable securities laws of any state of the United States, and (B) the purchaser will, and each subsequent holder is required to, notify any purchaser of Securities from it of the resale restrictions referred to in
     (A) above, if then applicable; and

        (3) it understands that the notification requirement referred to in (2) above will be satisfied, in the case only of transfers by physical delivery of certificates other than the Global Securities, by virtue of the fact that the following legend will be placed on the Securities unless otherwise agreed by the Company:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE LATER OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR THE SALE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) BY THE COMPANY OR AN AFFILIATE OF THE COMPANY (COMPUTED IN ACCORDANCE WITH PARAGRAPH (D) OF RULE 144 UNDER THE SECURITIES ACT) OR (Y) BY AN AFFILIATE OF THE COMPANY OR BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A (1) QUALIFIED INSTITUTIONAL

          BUYER WITHIN THE MEANING OF RULE 144A AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (2) NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (O)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

             The Offering Memorandum shall also contain language substantially to the following effect:

        "Each person receiving this Offering Memorandum acknowledges that such person (i) has been afforded an opportunity to request from the Company and to review, and has received, all additional information considered by it to be necessary to verify the accuracy of, or to supplement, the information herein, (ii) has not relied on Salomon Brothers Inc in connection with its investigation of the accuracy of such information or its investment decision and (iii) no person has been authorized to give any information or to make any representation concerning the Company or the Securities offered hereby other than as contained herein and information given by duly authorized officers and employees of the Company in connection with investor's examination of the Company and the terms of the offering, and, if given or made, such other information or representations, should not be relied upon as having been authorized by the Company or Salomon Brothers Inc."


                                     -3-